SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2010

Avalon Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-12850	84-1168832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

7808 Creekridge Circle, Suite 105
Minneapolis, MN 55439
(Address of principal executive offices) (Zip Code)

(612) 359-9020
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 —Matters Related to Accountants and Financial Statements

Item 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On July 2, 2010, the officer of Avalon Oil & Gas, Inc. (the “Company”) authorized to take such action, after consultation with and upon recommendation from the Audit Committee of the Board of Directors of the Company, concluded the Company’s previously issued audited financial statements for the twelve months ended March 31, 2009 included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 14, 2009, and all of the Company’s subsequent interim financial statements filed with the Securities and Exchange Commission prior to the fiscal year ended March 31, 2010, should no longer be relied upon and that disclosure should be made and action should be taken to prevent future reliance.  The Company’s audited financial statements for the twelve months ended March 31, 2010 and March 31, 2009, included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 22, 2010, should be relied upon rather than the financial statements filed with the Securities and Exchange Commission prior to this date.

Such conclusion is based upon the following: The $481,072 referred to in the schedule on page F-31 of the audited financial statements for the twelve months ended March 31, 2010  included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 22, 2010  containing a comparison of the standardized measure of discounted future net cash flows to the net carrying value of proved natural gas and oil properties at March 31, 2010 is a result of a ceiling test write-down in accordance with Rule 4-10(c)(4) of Regulation S-X.  $93,999 of this amount was written-down during the year ended March 31, 2007, and the balance of $387,073, was written down during the year ended March 31, 2009.  There was no write-down in our financial statements for the year ended March 31, 2009 as originally filed with the SEC on July 14, 2009.  We have included below our re-stated financial statements for the year ended March 31, 2009:

Avalon Oil and Gas, Inc.
Condensed Consolidated Balance Sheets
UNAUDITED

March 31, 2009
Assets	RE-STATED
Current assets
Cash and cash equivalents	$26,406
Accounts receivable	40,827
Deposits and prepaid expenses	43,340
Receivable from joint interests	159,208
Notes receivable	-

Total current assets	269,781

Property and equipment, net	28,190
Unproven oil and gas properties	2,274,722
Producing oil and gas properties, net	421,440
Goodwill	-
Intellectual property rights, net	962,583

Total assets	$3,956,716

Liabilities and stockholders' deficit
Current liabilities
Accounts payable and accrued liabilities	$744,892
Accrued liabilities-related parties	34,468
Dividends payable to related party	-
Accrued liabilities to joint interests	42,265
Notes payable, net of discount	600,982

Total current liabilities	1,422,607

Accrued ARO liability	67,865

1,490,472

Commitments and contingencies	-

Stockholders' deficit
Preferred stock, Series A, $0.10 par value, 1,000,000 shares authorized; 100 shares
issued and outstanding	500,000
Common stock, $0.001 par value; 50,000,000 shares authorized; 98,278,193 shares issued and outstanding at March 31,
2009	98,278
Additional paid-in capital	26,761,738
Common stock subscribed	3,175
Accumulated deficit	(24,896,947)
Total stockholder's equity	2,466,244

Total liabilities and stockholders' equity	$3,956,716

Avalon Oil and Gas, Inc.
Condensed Consolidated Statements of Operations
UNAUDITED

For the
Year Ended
March 31, 2009

Oil and gas sales	$320,712

Operating expenses:
Lease operating expense, severance taxes
and ARO accretion	71,970
Selling, general and administrative expenses	1,245,812
Stock based compensation	430,420
Acquisition costs	122,500
Impairment of producing wells	387,073
Depreciation, depletion, and amortization	346,994
Total operating expenses	2,604,769

Operating loss	(2,284,057)

Other expense:
Interest (income) expense, net	43,472
Loss on sale of minority interest	37,500
Loss on sale of property	16,000
Total other (income) expense	96,972

Loss before taxes	(2,381,029)

Provision for taxes	-

Net loss before minority interest	(2,381,029)

Net loss	(2,381,029)

Preferred stock dividend	(40,000)

Net loss attributable to common stock after preferred stock dividends	$(2,421,029)

Net loss per share - basic and diluted	$(0.04)

Weighted average shares outstanding - basic and diluted	57,636,261

Avalon Oil and Gas, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(A Development Stage Company)
For the
Year Ended
March 31,
2009
Cash flows from operating activities:
Net loss	$(2,381,029)
Adjustments to reconcile net loss to net
cash used in operating activities:
Loss on sale of minority interest in Bedford Energy assets	37,500
Loss on sale of oil and gas property	16,000
Write-off note receivable	25,000
Non-cash compensation	430,420
Impairment of goodwill	33,943
Impairment of producing wells	387,073
Depreciation	13,915
Depletion	102,526
Depreciation of ARO liability	2,898
Amortization of discount on notes payable	7,792
Amortization of intangible assets	220,822
Net change in operating assets and liabilities:
Accounts receivable	(17,354)
Joint Interest receivable	(159,208)
Prepaid expenses	69,647
Accounts payable and other accrued expenses	121,026
Due to related party	42,265
Asset retirement obligation	5,795

Net cash used in operating activities	(1,040,969)

Cash flows from investing activities:
Purchase of Bedford Energy assets	(900,000)
Purchase of interests in Grace wells	(45,194)
Sale of a minority interest in Bedford Energy assets	262,500
Principal payment received on note receivable	65,000
Purchase of fixed assets	(1,000)
Disposal to oil and gas properties	10,000
Additions to oil and gas properties	(131,527)
Net cash used in investing activities	(740,221)

Cash flows from financing activities:
Proceeds from sale of common stock, net of costs	1,044,191
Proceeds from notes payable	660,000
Issuance of common stock for finders fee	122,217
Issuance of common stock for equity financing, net of fees	(32,500)
Payments on note payable	(95,000)
1,698,908
Net cash provided by financing activities
Net increase (decrease) in cash and cash equivalents	(82,282)
Cash and cash equivalents at beginning of period	108,688

Cash and cash equivalents at end of period	$26,406

The related, revised disclosures on page F-9 of the audited financial statements for the twelve months ended March 31, 2009 included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 14, 2009 are as follows:

“During the years ended March 31, 2009 and 2008, the Company recognized impairment expense of $387,073 and $0, respectively.”

The Company’s audited financial statements for the twelve months ended March 31, 2010, included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 22, 2010, corrects this error.

The Company, has discussed the foregoing matters with the Company’s independent registered public accounting firm, Bernstein & Pinchuk LLP, Inc., which concurs with the conclusion of the Company to take such action.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avalon Oil & Gas, Inc.

Date: July 23, 2010	By:	/s/ Kent Rodriguez
Kent Rodriguez
President